UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 11, 2004



                        BROWN JORDAN INTERNATIONAL, INC.
        -----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Florida
        -----------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                   0-25246                         63-1127982
     ----------------------------------------------------------------------
           (Commission File Number)    (IRS Employer Identification No.)


             1801 North Andrews Avenue, Pompano Beach, Florida 33069
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 960-1100
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  Other Events.

     As previously reported, as of January 9, 2004, Brown Jordan International, Inc. ("Brown Jordan") entered into a Forbearance Agreement with its senior lenders with respect to Brown Jordan's compliance with certain covenants, and Trivest Fund III, L.P. ("Trivest") entered into a related Acknowledgment Agreement. Pursuant to a new Forbearance Agreement dated as of February 11, 2004, and an Extension Agreement dated as of February 16, 2004, the forbearance period was extended to March 16, 2004. Trivest also entered into a related Acknowledgment Agreement. Copies of the new Forbearance Agreement, the Extension Agreement and related Acknowledgment Agreement are attached hereto.

     The financial advisor and auditor hired by the senior lender's attorneys will continue their work during the extended forbearance period. As part of the new forbearance agreement, Brown Jordan has agreed that it will obtain the consent of its senior lenders prior to making its next scheduled interest payment under its Senior Subordinated Note Indenture. As required by the Forbearance Agreement, Brown Jordan intends to obtain its lenders' consent prior to making the interest payment within the thirty day grace period provided for under the Indenture; however, there can be no assurance that Brown Jordan will be able to obtain such consent.


ITEM 7.  Financial Statements and Exhibits.


  EXHIBIT NO.    DOCUMENT

        4.1    Forbearance    Agreement   dated   February   11,   2004   by and
               among   Brown   Jordan International,  Inc., WLFI Holdings, Inc.,
               certain subsidiary guarantors, the lenders party thereto and Canadian Imperial Bank of Commerce, as Administrative Agent.

        4.2 Extension Agreement dated February 16, 2004 by and among Brown Jordan International, Inc., WLFI Holdings, Inc., certain subsidiary guarantors, the lenders party thereto and Canadian Imperial Bank of Commerce, as Administrative Agent.

        4.3 Acknowledgement Agreement dated as of February 11, 2004 between Trivest Fund II, L.P. and Canadian Imperial Bank of Commerce, as Administrative Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BROWN JORDAN INTERNATIONAL, INC.




Date:   February 16, 2004               By:
                                         -------------------------------------
                                         Vincent A. Tortorici, Jr.
                                         Chief Financial Officer

                                  EXHIBIT INDEX



      EXHIBIT NO.     DOCUMENT

              4.1 Forbearance Agreement dated February 11, 2004 by and among Brown Jordan International, Inc., WLFI Holdings, Inc., certain subsidiary guarantors, the lenders party thereto and Canadian Imperial Bank of Commerce, as Administrative Agent.

             4.2 Extension Agreement dated February 16, 2004 by and among Brown Jordan International, Inc., WLFI Holdings, Inc., certain subsidiary guarantors, the lenders party thereto and Canadian Imperial Bank of Commerce, as Administrative Agent.

             4.3 Acknowledgement Agreement dated as of February 11, 2004 between Trivest Fund II, L.P. and Canadian Imperial Bank of Commerce, as Administrative Agent.